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[HEWLETT-PACKARD LOGO]

                                                                   EXHIBIT 10(g)

                             HEWLETT-PACKARD COMPANY
           INCENTIVE STOCK PLAN STOCK OPTION AGREEMENT (NON-QUALIFIED)

     THIS AGREEMENT, dated __________ ("Grant Date") between HEWLETT-PACKARD COMPANY, a Delaware corporation ("Company"), and _____________ ("Employee"), is entered into as follows:

                                   WITNESSETH:

     WHEREAS, the Company has established the Hewlett-Packard Company 1995 Incentive Stock Plan ("Plan"), a copy of which can be found on the Stock Options Web Site at: http://hpweb.corp.hp.com/publish/hwp/stock/stok_opt.htm or by written or telephonic request to the Company Secretary, and which Plan made a part hereof; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company's ("Committee") has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, the Company grants the Employee an option ("Option") to purchase ______ shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1. This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2.   The Option price shall be $________ per share.

3. This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4. This Option may not be exercised before the first anniversary of the date hereof, nor may it be exercised as to more than one-fourth the number of shares covered herein before the second anniversary hereof, nor may it be exercised as to more than one-half of the number of shares covered herein before the third anniversary hereof, nor may it be exercised as to more than three-fourths the number of shares covered herein before the fourth anniversary hereof. Notwithstanding the foregoing, this Option shall be exercisable in full upon the retirement of the Employee because of age or permanent and total disability, or upon his death.

5. This Option will expire ten (10) years from the date hereof, unless sooner terminated or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before
     __________.

6. This Option may be exercised by delivering to the Secretary of the Company at its head office a written notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company's Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee.

7. All rights of the Employee in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Employee (except as hereinafter provided) or termination of his employment for any reason other than retirement because of age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee's death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee's right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8. The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9. Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

                                      HEWLETT-PACKARD COMPANY

                                      By
                                         ---------------------------------------
                                      Carleton S. Fiorina, President and CEO

                                      By
                                         ---------------------------------------
                                      Ann O. Baskins, Associate General Counsel

RETAIN THIS AGREEMENT FOR YOUR RECORDS

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[HEWLETT-PACKARD LOGO]

                             HEWLETT-PACKARD COMPANY
                           RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT, is made as of __________ by and between Hewlett-Packard Company, a Delaware Corporation ("Company"), and ___________ (Employee"), is entered into as follows:

     WHEREAS, the continued participation of Employee is considered by the Company to be important for the Company's continued growth; and

     WHEREAS, in order to give the Employee an incentive to continue in the employ of the Company and to participate in the affairs of the Company, the Company is willing to grant to the Employee shares of the Company's $0.01 par value Common Stock ("Stock") subject to the restrictions stated below and in accordance with the terms and conditions of the Company's 1995 Incentive Compensation Plan ("Plan"), a copy of which can be found on the Stock Options Website at: http://hpweb.corp.hp.com/publish/hwp/stock/stok_opt.htm or by written or telephonic request to the Company Secretary.

     THEREFORE, the parties agree as follows:

1.   Grant of Stock.
     Subject to the terms and conditions of this Agreement and of the Plan, the Company hereby grants to Employee ________ shares of stock.

2.   Vesting Schedule.
     The interest of Employee in the Stock shall vest in full 3 years from the date of this agreement. Provided the Employee remains in the employ of the Company on a continuous, full-time basis through the close of business on _______, the interest of the Employee in the Stock shall become fully vested on that date.

3.   Restrictions.
(a) The Stock or rights granted hereunder may not be sold, pledged or otherwise transferred until the shares become vested in accordance with Section 2. The period of time between the date hereof and the date shares become vested is referred to herein as the "Restriction Period."
(b) If Employee's employment with the company is terminated at any time for any reason other than retirement after attaining 55 years of age with 15 years of service to the Company or 65 years of age without regard to service prior to the lapse of the Restriction Period, all Stock granted hereunder shall be forfeited by the Employee, and ownership transferred back to the Company.

4.   Legend.
     All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legend:

     "The shares represented by this certificate are subject to an agreement between the Corporation and the registered holder, a copy of which is on file at the principal office of this Corporation."

5.   Escrow.
     The certificate or certificates evidencing the Stock subject hereto shall be delivered to and deposited with the Secretary of the Company as Escrow Agent in this transaction. The Stock may also be held in a restricted book entry account in the name of the Employee. Such certificates or such book entry shares are to be held by the Escrow Agent until termination of the Restriction Period, when they shall be by said Escrow Agent or Employee.

6.   Employee Shareholder Rights.
     During the Restriction Period, the Employee shall have all the rights of a shareholder with respect to the Stock except for the right to transfer the Stock, as set forth in Section 3. Accordingly, the Employee shall have the right to vote the Stock and to receive any cash dividends paid to or made with respect to the Stock.

7.   Retirement of Employee.
     If Employee retires after attaining 55 years of age with 15 years of service to the Company or 65 years of age without regard to service, the Company's obligation to deliver Stock out of escrow is subject to the condition that for the entire Restriction Period:
     (a) Employee shall render, as an independent contractor and not as an employee, such advisory or consultative services to the Company as shall reasonably be requested by the Company, consistent with Employee's health and any other employment or other activities in which such Employee may be engaged;
     (b) Employee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Company, competes with or is in conflict with the interests of the Company;
     (c) Employee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, either during or after employment with the Company; and
     (d) Employee shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Employee during employment by the Company, relating in any manner to the actual or anticipated business, anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

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8.   Total and Permanent Disability of Employee.
     In the event of total and permanent disability of Employee, any unpaid but vested award shall be paid to Employee if legally competent or to a legally designated guardian or representative if Employee is legally incompetent.

9.   Death of Employee.
     In the event of the Employee's death prior to the end of the Restriction Period, the Employee's estate or designated beneficiary shall receive a pro rata number of shares determined by multiplying the total shares granted by a fraction equal to a.) the number of whole years elapsed between the date of this agreement and the Employee's death, divided by b.) 3. In the event of the Employee's death after the vesting date but prior to the payment of shares, said shares shall be paid to the Employee's estate or designated beneficiary.

10.  Taxes.
     Employee shall be liable for any and all taxes, including withholding taxes, arising out of this grant or the vesting of Stock hereunder.

11.  Miscellaneous.
     (a) The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.
     (b) The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.
     (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to Employee at his address then on file with the Company.
     (d) Neither the Plan nor this Agreement nor any provisions under either shall be construed so as to grant the Employee any right to remain in the employ of the Company.
     (e) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

                                       HEWLETT-PACKARD COMPANY

                                       By
                                          --------------------------------------
                                       Carleton S. Fiorina, President and CEO

                                      By
                                          --------------------------------------
                                       Ann O. Baskins, Associate General Counsel

RETAIN THIS AGREEMENT FOR YOUR RECORDS